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                                                                  EXHIBIT 10.2.2


                               OPTION GRANT CERTIFICATE


     ENHANCE FINANCIAL SERVICES GROUP INC., a New York corporation (the "Company"), hereby grants to _______________ (the "Executive") an Incentive Stock Option (the "Option") to purchase ______ shares (the "Option Shares") of common stock, par value $.10 per share ("Common Stock"), pursuant to the Company's 1987 Long-Term Incentive Plan for Key Employees (as such may be amended from time to time, the "Plan").


1.  Basic Terms of Option.

(a)  Term of Option.  The option shall expire December 31, 2007.

(b) Exercise Price. The exercise price shall be $57.63 per Option Share (the "Purchase Price").

(c) Vesting. The Option shall become exercisable in equal installments in accordance with Article 3.

(d) Method of Exercise. The Option may be exercised by the Executive in accordance with the terms hereof and of the Plan for any and all Option Shares by written notice (the "Exercise Notice") from the Executive to the Company substantially in the form of Annex A hereto. Payment of the Purchase Price may be made in the form of cash or shares of Common Stock, as permitted by the Plan, and shall accompany the Exercise Notice to the Company; provided that, if such Exercise Notice indicates that the Executive is simultaneously using the stock option exercise program of Merrill Lynch Pierce Fenner & Smith Incorporated or other brokerage concern approved by the Company, the Purchase Price shall be payable on the fifth business day following the date of delivery of the Exercise Notice.


2.  Option Shares.

(a) Status of Option Shares. Effective upon the exercise of the Option in whole or in part and the receipt by the Company of the Purchase Price for the Option Shares being purchased, the Executive shall be the holder of record of such shares and shall have all of the rights of a shareholder with respect thereto (including the right to vote such shares at any meeting at which the holders of the Common Stock may vote, the right to receive all dividends declared and paid upon such shares and the right to exercise any rights or warrants issued in respect of any such shares). The Company shall, upon receipt of the Purchase Price, issue in the name of the Executive a certificate representing the Option Shares purchased from time to time.

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(b)  Option Shares Unregistered.  As of the date of grant of the Option, the
     Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and the Company has no obligation to effect or maintain the effectiveness of the registration of the Option Shares under the Act. Unless the Option Shares issuable upon a given exercise are then subject to an effective registration statement under the Act, the certificate representing such shares shall bear the following legend or such other legend as the Company's counsel may deem appropriate:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may in no event be offered, sold, transferred or assigned unless and until the shares have been so registered or, in the opinion of counsel to Enhance Financial Services Group Inc., an exemption from such registration is available."

(c) Investment Intent. If the certificate representing the Option Shares issuable upon a given exercise is required to bear the legend set forth above (or a legend to like effect), the Executive shall, by such exercise of the Option, be deemed conclusively to represent and to agree with the Company that he or she is acquiring the Option Shares then being purchased for his or her own account and not for the account of others, for investment only and not with a view to public sale or distribution.

(d) Restriction Relating to Certain Mergers. In the event of a merger or consolidation of the Company with a third party which is proposed to be accounted for as a pooling of interests, the Executive shall, if so requested by the Company and notwithstanding any other provision of this Certificate, agree not to sell, assign, or gift or in any other way reduce his or her risk relative to the Option Shares and all other shares of Common Stock owned by the Executive for such period after the consummation of such merger or consolidation as the Company shall, upon the advice of its outside accountants, conclusively determine as necessary to ensure that such merger or consolidation may be validly accounted for as a pooling of interests.

(e) Prior Conditions. The Company shall not be required to issue or deliver any certificate representing Option Shares prior to (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, (ii) the completion of any registration or any other qualification of such shares under any federal or state law or any rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to the Company, upon its request, of any amount requested by the Company for the purposes of satisfying its liability, if any, to withhold taxes of any kind or any other applicable assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option.


3.  Vesting of Option.

(a) Vesting Conditions. If the Executive remains in the continuous employ of the Company or a Subsidiary through the close of business on each date indicated in Column I below, the Option shall thereupon vest (on a cumulative basis) as to the portion of the Option Shares indicated opposite such date in Column II below:

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                 (I)                              (II)
                                                  the %
                                             (or additional %)
            If employment                     of the Option
          continuous through      then       which vests is
          ------------------                 ----------------

          December 31, 1998                       25%
          December 31, 1999                       25%
          December 31, 2000                       25%
          December 31, 2001                       25%


(b) Effect of Termination of Employment. If the Executive's employment with the Company and its Subsidiaries is terminated for any reason whatsoever before all installments of the Option shall have vested pursuant to Paragraph 3(a), then any portion of the Option which is not vested at the time of such termination shall automatically terminate on the date of the termination of employment, and all rights and interests of the Executive in and to such unvested portion of the Option shall thereupon terminate. Should the Executive's employment be terminated before any given date set forth in Paragraph 3(a) upon his or her death, Disability or Retirement, then the installments of the Option which are vested at the time of such termination shall remain exercisable in accordance with the terms hereof as if such termination of employment shall not have occurred. Should the Executive's employment be terminated by the Company or a Subisidiary before any given date set forth in Paragraph 3(a) other than for Cause, the vested portion of the Option not subsequently exercised on or before the 90th day after such termination shall thereupon automatically terminate. Should the Executive's employment be terminated before any given date set forth in Paragraph 3(a) under any other circumstances, the vested portion of the Option shall thereupon automatically terminate.

(c) Effect of Leave of Absence. A leave of absence from the Company or any Subsidiary which is approved by the President shall not be considered a termination of the Executive's employment with the Company for purposes of this Article 3 or any other provision of this Certificate, provided that each date set forth in the table in Paragraph 3(a) which shall follow the commencement of the leave of absence shall be automatically deferred for a period equal to the period of the leave of absence.

(d) Board's Right to Waiver or Acceleration. Any provision of this Article 3 to the contrary notwithstanding, the Board reserves the right, in its sole discretion, to waive any condition to the vesting of the Option and accelerate the date on which any installment of the Option shall vest in the event of a change in control of the Company or a public offering of shares of Common Stock or otherwise.


4.  Definitions.

     Unless defined below or elsewhere in this Certificate, the capitalized terms used in this Certificate shall have the meanings ascribed thereto in the Plan.

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(a)  "Cause" shall consist of, the failure of the Executive to perform or observe the provisions of any employment agreement with the Company or a Subsidiary, dishonesty or insubordination in the performance of his or her duties, misappropriation of funds, material and willful misconduct, habitual insobriety or conviction of a crime involving moral turpitude.

(b) "Disability" means a disability which entitles the Executive to benefits under the long-term disability insurance program of the Company or a Subsidiary applicable to the Executive, or which would entitle the Executive to such benefits after any applicable waiting period.

(c) "Retirement" means termination of the Executive's employment with the Company and its Subsidiaries (other than for Cause or upon death or Disability) on or after the later to occur of (i) the conclusion of ten continuous years of employment by the Company or any Subsidiary or (ii) the date on which the Executive attains age 55.


5.  General Provisions.

(a) Administration and Construction. The provisions hereof shall be administered and construed by the Board (or any authorized committee thereof), whose decisions shall be conclusive and binding on the Company, the Executive and anyone claiming under or through either of them. Without limiting the generality of the foregoing, any determination as to whether or not an event has occurred or failed to occur which causes any unvested portion of the Option to be forfeited or become vested pursuant hereto, shall be made in the good faith but otherwise absolute discretion of the Board. By the Executive's acceptance of this Certificate, the Executive and each person claiming under or through the Executive irrevocably consents and agrees to all actions, decisions and determinations to be taken or made by the Board in good faith pursuant to this Certificate and the Plan.

(b) Option Not Assignable or Transferable. The Option is not assignable or transferable other than by will or the laws of descent and distribution, either voluntarily, or, to the full extent permitted by law, involuntarily, by way of encumbrance, pledge, attachment, levy or charge of any nature. Any rights of the Executive hereunder shall be exercisable during the Executive's lifetime only by him or her or by his or her guardian or legal representative.

(c) No Employment Rights. No provision of this Certificate or of the Plan shall confer upon the Executive any right to continue in the employ of the Company or a Subsidiary or shall in any way affect the right of the Company or a Subsidiary to dismiss, or otherwise terminate the employment of, the Executive at any time for any reason or no reason, or shall impose upon the Company or any Subsidiary any liability for any forfeiture of any unvested portion of the Option which may result under this Certificate if the Executive's employment is so terminated.

(d) Recapitalization. If the Executive receives, with respect to the Option, any other option or warrant to purchase securities of the Company, of a Subsidiary or of any other entity as a result of any recapitalization, merger, consolidation, combination, or exchange of shares or a similar corporate change, any such other option or warrant received by the Executive shall likewise be subject to the terms and conditions of this Certificate and shall be included in the term "Option." Similarly, any securities or other property as to which such other option or warrant is exercisable shall be included in the term "Option Shares." In the event of any such corporate change, the Purchase Price set forth

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     in Paragraph 1(b) shall be appropriately adjusted by the Board such that the aggregate price for all such Option Shares is not changed.

(e) Legal Representative. In the event of the Executive's death or a judicial determination of his or her incompetence, reference in this Certificate to the Executive shall be deemed to refer to his or her legal representative or, where appropriate, to the Beneficiary.

(f) Holidays. If any event provided for in this Certificate is scheduled to take place on a legal holiday, such event shall take place on the next succeeding day that is not a legal holiday.

(g) Notices to the Company. Any notice or other communication to the Company pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered in person to the Corporate Secretary of the Company or when deposited in the United States mail, first class postage prepaid, addressed to the Corporate Secretary of the Company at 335 Madison Avenue, New York, New York 10017 or at such other address of which the Company may from time to time give the Executive written notice in accordance with Paragraph 5(h).

(h) Notices to the Executive. Any notice or other communication to the Executive pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered to the Executive in person or when deposited in the United States mail, first class postage prepaid, addressed to the Executive at his or her address on the security holder records of the Company or at such other address of which the Executive may from time to time give the Company written notice in accordance with Paragraph 5(g).

(i) Agreement Subject to Plan. This Option Grant Certificate is being executed and delivered pursuant to and is subject in all events to the Plan, a copy of which, if not previously delivered to the Executive in connection with a prior grant thereunder, is being delivered to the Executive concurrently with this Certificate and which is incorporated in this Certificate by reference. Each provision of this Certificate shall be administered and construed in accordance with the Plan, and any provision that cannot be so administered or construed shall to that extent be disregarded.


                                   ENHANCE FINANCIAL SERVICES
                                        GROUP INC.



Date: As of December 31, 1997           By:__________________________
                                             Daniel Gross
                                             President

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                                       Annex A






Enhance Financial Services Group Inc.
335 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

     I am an optionee under the Enhance Financial Services Group Inc. Long-Term Incentive Plan for Key Employees (the "Plan"), having been granted on December 31, 1997 an option for ________ shares at an exercise price of $57.63 per share.

     Of such grant, options for _________ shares remain unexercised and unexpired. Of such number of unexercised and unexpired options, options for ________ shares are vested as of this date.

SELECT, BY INDICATING WITH AN "X", ONE EXERCISE METHOD:

     ___ I hereby exercise the aforesaid option for _______ shares using the Merrill Lynch "Corporate Stock Option Exercise Program." Accordingly, payment will be remitted to the company on my behalf by Merrill Lynch.

     ___ I hereby exercise the aforesaid option for _______ shares not using the Merrill Lynch "Corporate Stock Option Exercise Program" and enclose my check, payable to the order of Enhance Financial Services Group Inc., for $________ in payment of the purchase price and applicable withholding taxes for such shares. I ask that the certificate for the option shares be delivered to me.

                              Very truly yours,




Date:                         _____________________
                              Name: